As filed with the Securities and Exchange Commission on November 17, 2000
                                                      Registration No. 333-50134
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                 AMENDMENT NO. 1

                                       To

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                               ------------------

                                    XOMA LTD.
             (Exact name of registrant as specified in its charter)

            Bermuda                                    52-2154066
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                   Identification No.)

                               2910 Seventh Street
                           Berkeley, California 94710
                                 (510) 644-1170
          (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)
                               ------------------

                          CHRISTOPHER J. MARGOLIN, ESQ.
                                    XOMA LTD.
                               2910 Seventh Street
                           Berkeley, California 94710
                                 (510) 644-1170
            (Name, address, including ZIP code, and telephone number,
                   including area code, of agent for service)
                               ------------------

                                    Copy to:
                           GEOFFREY E. LIEBMANN, ESQ.
                             CAHILL GORDON & REINDEL
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
                               ------------------

Approximate date of commencement of proposed sale to the public:

From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



--------------------------------------------------------------------------------

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits and Financial Statement Schedules

(a)      Exhibits

         Exhibit
         Number

          1.1  Form of equity underwriting agreement (1)

          3.1  Memorandum of Continuance of XOMA Ltd. (Exhibit 3.4) (2)

          3.2  Bye-Laws of XOMA Ltd. (Exhibit 3.5) (2)

          4.1 Amended and Restated Shareholder Rights Agreement dated as of October 27, 1993 and amended and restated as of December 31, 1998 by and among XOMA and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (Exhibit 4.1) (3)

          4.2 Form of Resolution Regarding Preferences and Rights of Series A Preference Shares (Exhibit 4.2) (2)

          4.3 Form of Resolution Regarding Preferences and Rights of Series B Preference Shares (Exhibit 4.3) (2)

          4.4  Form of Common Stock Purchase Warrant (1998 Warrants) (Exhibit 3)
               (4)

          4.5  Form of Common Stock Purchase Warrant (Incyte Warrants) (Exhibit
               2) (5)

          4.6 Form of Common Share Purchase Warrant (January and March 1999 Warrants) (Exhibit 5) (6)

          4.7 Form of Common Share Purchase Warrant (July 1999 Warrants) (Exhibit 4) (7)

          4.8  Form of Common Share Purchase Warrant (2000 Warrants) (Exhibit 4)
               (8)

          5.1  Opinion of Conyers Dill & Pearman

          23.1 Consent of Ernst & Young LLP, Independent Auditors*

          23.2 Consent of Arthur Andersen LLP, Independent Public Accountants*

          23.3 Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

          24.1 Power of Attorney*

--------------------

*        Previously filed.

(1) To be filed by amendment or as an exhibit to a report pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

(2) Incorporated by reference to the referenced exhibit to XOMA's Registration Statement on Form S-4 filed November 27, 1998, as amended (File No. 333-68045).

(3) Incorporated by reference to the referenced exhibit to XOMA's Registration Statement on Form 8-A filed May 21, 1999 (File No. 0-14710).

(4) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated June 28, 1998 filed June 29, 1998 (File No. 0-14710).

(5) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated July 9, 1998 filed July 16, 1998 (File No. 0-14710).

(6) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated January 28, 1999 filed January 29, 1999, as amended (File No. 0-14710).

(7) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated July 23, 1999 filed July 26, 1999 (File No. 0-14710).

(8) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated February 11, 2000 filed February 14, 2000 (File No. 0-14710).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on November 17, 2000.

                                      XOMA LTD.


                                      By:       /s/ John L. Castello
                                           ------------------------------------
                                           Name:   John L. Castello
                                           Title:  Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                     Title                                 Date
               ---------                                     -----                                 ----

                                         Chairman of the Board, President and Chief         November 17, 2000
                                         Executive Officer (Principal Executive
/s/ John L. Castello                     Officer)
----------------------------------
John L. Castello

                                         Chief Scientific and Medical Officer and            November 17, 2000
                         *               Director
----------------------------------
Patrick J. Scannon

                                         Vice President, Finance and Chief Financial         November 17, 2000
                                         Officer (Principal Financial and Accounting
                         *               Officer)
----------------------------------
Peter B. Davis

                         *               Director                                            November 17, 2000
----------------------------------
James G. Andress

                                         Director
----------------------------------
William K. Bowes, Jr.

                         *               Director                                            November  17, 2000
----------------------------------
Arthur Kornberg

                         *               Director                                            November 17, 2000
----------------------------------
Steven C. Mendell

                         *               Director                                            November 17, 2000
----------------------------------
W. Denman Van Ness



*  By:  /s/ Christopher J. Margolin
       ----------------------------
            Christopher J. Margolin,
            Attorney-in-Fact

                                  EXHIBIT INDEX

     Exhibit
     Number                                                             Page
     ------                                                             ----

     1.1  Form of equity underwriting agreement (1)

     3.1  Memorandum of Continuance of XOMA Ltd. (Exhibit 3.4) (2)

     3.2  Bye-Laws of XOMA Ltd. (Exhibit 3.5) (2)

     4.1 Amended and Restated Shareholder Rights Agreement dated as of October 27, 1993 and amended and restated as of December 31, 1998 by and among XOMA and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (Exhibit 4.1) (3)

     4.2 Form of Resolution Regarding Preferences and Rights of Series A Preference Shares (Exhibit 4.2) (2)

     4.3 Form of Resolution Regarding Preferences and Rights of Series B Preference Shares (Exhibit 4.3) (2)

     4.4  Form of Common Stock Purchase Warrant (1998 Warrants) (Exhibit 3) (4)

     4.5  Form of Common Stock Purchase Warrant (Incyte Warrants) (Exhibit 2)
          (5)

     4.6 Form of Common Share Purchase Warrant (January and March 1999 Warrants) (Exhibit 5) (6)

     4.7  Form of Common Share Purchase Warrant (July 1999 Warrants) (Exhibit 4)
          (7)

     4.8  Form of Common Share Purchase Warrant (2000 Warrants) (Exhibit 4) (8)

     5.1  Opinion of Conyers Dill & Pearman

     23.1 Consent of Ernst & Young LLP, Independent Auditors*

     23.2 Consent of Arthur Andersen LLP, Independent Public Accountants*

     23.3 Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

     24.1 Power of Attorney*

--------------------

*        Previously filed.

(1) To be filed by amendment or as an exhibit to a report pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

(2) Incorporated by reference to the referenced exhibit to XOMA's Registration Statement on Form S-4 filed November 27, 1998, as amended (File No. 333-68045).

(3) Incorporated by reference to the referenced exhibit to XOMA's Registration Statement on Form 8-A filed May 21, 1999 (File No. 0-14710).

(4) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated June 28, 1998 filed June 29, 1998 (File No. 0-14710).

(5) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated July 9, 1998 filed July 16, 1998 (File No. 0-14710).

(6) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated January 28, 1999 filed January 29, 1999, as amended (File No. 0-14710).

(7) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated July 23, 1999 filed July 26, 1999 (File No. 0-14710).

(8) Incorporated by reference to the referenced exhibit to XOMA's Current Report on Form 8-K dated February 11, 2000 filed February 14, 2000 (File No. 0-14710).